                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2005
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                            CPI AEROSTRUCTURES, INC.
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               (Exact Name of Registrant as Specified in Charter)

        New York                      1-11398              11-2520310
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(State or Other Jurisdiction        (Commission          (IRS Employer
     of Incorporation)              File Number)       Identification No.)

60 Heartland Blvd., Edgewood, New York                         11717
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code    (631) 586-5200
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                                 Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01 -- EXECUTION OF A MATERIAL, NON-ORDINARY COURSE AGREEMENT

     On December 1, 2005, CPI Aerostructures, Inc. ("Company") and Arthur August
entered into an amendment to Mr. August's employment agreement, pursuant to which he will continue to act as Chairman Emeritus from January 1, 2006 until
December 31, 2006. The amendment provides for Mr. August to receive a base salary of $60,000 for the year. Additionally, the non-compete fee payments set forth in the original employment agreement will not begin until January 1, 2007.
A copy of the amendment is included as Exhibit 10.23 hereto.

     On December 5, 2005, the Company issued a press release announcing that Mr.
August will continue to act as Chairman Emeritus until December 31, 2006. The press release is included as Exhibit 99.1 hereto.

ITEM 9.01 -- FINANCIAL STATEMENT AND EXHIBITS

      10.23   Letter Agreement, dated December 1, 2005, Amending Employment
              Agreement between the Company and Arthur August

      99.1    Press release, dated December 5, 2005, announcing extension of employment of Arthur August as Chairman Emeritus until December
              31, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 5, 2005                        CPI AEROSTRUCTURES, INC.

                                          By:   /s/ Edward J. Fred
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                                                Edward J. Fred
                                                Chief Executive Officer